UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2006

                                  Airtrax, Inc.
             (Exact name of registrant as specified in its charter)



       New Jersey                      0-25791                   22-3506376
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                      Identification No.)


                 200 Freeway Drive Unit One, Blackwood, NJ 08012
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (856) 232-3000

                                   Copies to:
                               Richard A. Friedman
                              Eric A. Pinero, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 26, 2006, our Board of Directors appointed former U.S. Congressman Robert A. Borski, Jr. as a director, effective on May 1, 2006. There are no understandings or arrangements between Mr. Borski and any other person pursuant to which Mr. Borski was selected as a director. Mr. Borski presently does not serve on any committee of our Board of Directors. Mr. Borski may be appointed to serve as a member of a committee although there are no current plans to appoint him to a committee as of the date hereof. Mr. Borski does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer.

From 1982 to 2003, Mr. Borski represented the Third Congressional District of Pennsylvania for ten terms in the United States House of Representatives, where he was a senior member of the House Transportation and Infrastructure Committee and a vocal advocate for an improved national transportation system. He was awarded the American Public Transportation Association's National Distinguished Service Award in 2002 and the Silver Order of the de Fleury Medal from the Army Engineering Association. In 2003, Mr. Borski formed Borski Associates, a government relations firm specializing in transportation and economic development issues. He is a driving force behind efforts to revitalize the North Delaware riverfront, an area of abandoned industrial sites, into a center of residential and commercial activity. Currently, Mr. Borski serves on the Board of Directors of the Northeast-Midwest Institute, an organization promoting economic vitality for Northeastern and Midwestern states, and on the Board of Directors of Pennoni Associates, a civil engineering firm. Mr. Borski received a Bachelor of Arts degree from the University of Baltimore in 1971.

We issued a press release on April 27, 2006 announcing the appointment of Mr. Borski to our Board as described above which is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.

Exhibit
Number              Description
--------------------------------------------------------------------------------
99.1                Press Release of Airtrax, Inc. dated as of April 27, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Airtrax, Inc.



Date: April 27, 2006                  /s/ Peter Amico
                                      ----------------
                                      Peter Amico
                                      Chief Executive Officer